File No. 2-95943; 811-4231

                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC   20549

                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 22

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                          Amendment No. 22

                     The Rightime Fund, Inc.
     (Exact Name of Registrant as Specified in Chapter)

            218 Glenside Avenue, Wyncote, PA  19095-1594
         (Address of Principal Executive Office)(Zip Code)

Registrant's Telephone Number, Including Area Code (800) 866-9393

David J. Rights, President; The Rightime Fund, Inc.;
          218 Glenside Avenue, Wyncote, PA  19095-1594
         (Name and Address of Agent for Service)

Please send copies of all communications to:

      Steven M. Felsenstein, Esquire
      Stradley, Ronon, Stevens & Young, LLP
      2600 One Commerce Square
      Philadelphia, PA  19103-7098

Approximate Date of Proposed Public Offering:  Upon effectiveness of this amendment.

It is proposed that this filing will become effective
      (check appropriate box)

          immediately upon filing pursuant to paragraph (b). X on March 1, 1997 pursuant to paragraph (b).
          60 days after filing pursuant to paragraph (a)(1). ___ on ____ pursuant to paragraph (a)(1).
      ___ 75 days after filing pursuant to paragraph (a)(2).
      ___ on ____ pursuant to paragraph (a)(2) of Rule 485.

Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On or about December 30, 1996
Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year.


TABLE OF CONTENTS


TO FORM N-1A


The Facing Page


1 -  Cross-Reference Sheet

2 -  Part A - Prospectus

3 -  Part B - Statement of Additional
   Information

4 -  Part C - Other Information

5 -  Signature Page

Exhibits


   CROSS REFERENCE SHEET

N-1A
Item No.      Caption or Location in Prospectus

Part A

1         Cover

2         Highlights; Expense Table

3         Financial Highlights; Performance

4 Prospectus Cover; Investment Objectives and Policies of each Fund; Investment Restrictions

5         Board of Directors; Investment Advisor; Administrator;
          Distribution of Shares; Transfer and Dividend
          Disbursing Agent; Custodian; General Operations

6         Capital Stock; Dividends, Distributions and Taxes

7         Determination of Net Asset Value and Public Offering Price;
          How to Purchase Shares

8         Redemption of Shares

9         N/A


Part B

10         Cover

11         Table of Contents

12         N/A

13         Cover; The Fund's Investments; Investment Restrictions

14 Distributor; Transfer and Dividend Disbursing Agent; Officers and Directors of the Fund

15         General Information

16         Investment Advisor

17         Allocation of Portfolio Brokerage

18         N/A

19 Purchase of Shares; Exchange of Shares; Determination of Net Asset Value; Public Offering Price

20         N/A

21         Distributor

22         Performance

23         Financial Statements


Part C

         Items 24 through 32 have been answered in order in Part C.






February 28, 1997   11:37AM   F:\DATA27\PUBL\MPO\SECF\116220.4


116220.5



                        [Graphic omitted: Rightime Logo]



                                  Prospectus

                                 March 1, 1997
(bullet) The Rightime Fund

(bullet) The Rightime
         Blue Chip Fund

(bullet) The Rightime
         MidCap Fund

(bullet) The Rightime
         Social Awareness Fund

(bullet) The Rightime
         Government Securities Fund


Printed on recycled paper


[Graphic omitted: Rightime Logo]

                                                  PROSPECTUS
                                                  March 1, 1997

                                                  218 Glenside Ave.
                                                  Wyncote, PA 19095
                                                  (800) 866-9393

The Rightime Fund, Inc. (the "Company"), is an open-end diversified management investment company. It was organized as a series Maryland Corporation on November 15, 1984 and currently offers shares of multiple Series (hereinafter a "Fund" or "Series"), each of which has a specific investment objective. Each Fund's investment objective is summarized below with more information in "Investment Objectives and Policies."

The Rightime Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by concentrating in shares of registered investment companies and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime Blue Chip Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of well known and established companies ("Blue Chips") and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime MidCap Fund. The objective of the Fund is to achieve for its investors a high total return consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of companies with medium-size market capitalization ("MidCaps") and by making other investments selected in accordance with the Fund's investment policies and restrictions.

The Rightime Social Awareness Fund. The objective of the Fund is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund uses a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The Fund seeks to achieve its objective by investing in securities of companies with prospects for above-average capital growth which, in the opinion of the Fund's Advisor, show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the quality of human life, and by making other investments selected in accordance with the Fund's investment policies and restrictions and social criteria.

The Rightime Government Securities Fund. The objective of the Fund is to achieve for its investors a high current income consistent with safety and liquidity of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities or secured by such securities, and by making other investments selected in accordance with the Fund's investment policies and restrictions.

----------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. More information about the Funds has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated March 1, 1997, which is available at no charge by calling or writing the Fund. The Fund's Statement of Additional Information is incorporated herein by reference.

----------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------




Investment Policies

The Rightime Fund, The Rightime Blue Chip Fund, and The Rightime MidCap Fund will vary their investment strategies, including their hedging activities, in an effort to generate a high total return, and The Rightime Social Awareness Fund will vary its investment strategies, including hedging activities, in an effort to achieve growth of capital and other returns, consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the respective Fund's portfolio of securities, cash and cash equivalents, and options and futures thereon. The Funds are unable to predict what portion of their total return will consist of income, short-term capital gains or long-term capital gains. Each Fund will take advantage of opportunities to achieve its objective by establishing an "aggressive" portfolio strategy during periods when the Advisor anticipates a generally rising trend in securities markets which will produce income or gains contributing to the Fund's return. Each Fund will seek to take advantage of opportunities for dividend or interest income and stability of principal by establishing a "conservative" portfolio strategy during periods of time when the Advisor anticipates a generally declining trend in securities markets, emphasizing protection of gains and income over gains. While each Fund will continue to seek its objective, it will do so by using investment strategies which the Advisor believes offer protection from risk and offer more conservative expectations. In addition, when the Advisor anticipates volatile or abnormal market conditions, each Fund may adopt a temporary "defensive" posture which accords a priority to protecting the inherent value of the Fund's capital. (See "Investment Objectives and Policies" and "Investment Restrictions").


The Rightime Government Securities Fund will invest its assets primarily in U.S. Government Securities, including such securities purchased on a delayed delivery basis, or repurchase agreements secured by such securities. The Fund may write covered call and put options and purchase call and put options on U.S. Government Securities in an effort to increase current income and to reduce fluctuations in net asset value. The Fund may protect against anticipated declines in the value of securities held or increases in the cost of securities to be acquired by hedging through purchase and sale of futures contracts on U.S. Government Securities and related options. The Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short-term U.S. Government Securities and related repurchase agreements or otherwise reducing the general maturity of its portfolio. (See "Investment Objectives and Policies" and "Investment Restrictions").






Special Considerations and Risk Factors

Prospective investors should consider a number of factors:

1. Each Fund may invest in repurchase agreements which involves risk of loss if a seller defaults on its obligations under an agreement. (See "Investment Objectives and Policies").

2. Each Fund has a right to engage in futures transactions, including index futures, for hedging purposes, to attempt to balance portfolio volatility, and in connection therewith will maintain certain collateral in special accounts established by our Futures Commission Merchants in the care of our Custodian Bank. While the Fund does not engage in futures for speculative purposes, there are risks which result from the use of futures which are described in this Prospectus and the Statement of Additional Information. The Fund is not registered as a commodity pool operator nor the Advisor as a commodities trading Advisor, in reliance upon various exemptive rules. (See "Hedging").

3. The Rightime Fund invests in the shares of other registered investment companies, is affected by their performance, and contributes to the expenses of operating those companies. (See "Investment Objectives and Policies"). The Fund has the right to investment in investment companies which impose a sales load or sales charges. While the Fund will seek to minimize such charges, they can reduce the Fund's investment results.





4. The Funds expect a portfolio turnover rate higher than that of other funds with similar objectives. The Advisor applies a market timing approach in making investments on behalf of the Funds. (See "Investment Objectives and Policies").

Investment Advisor


Rightime Econometrics, Inc. (the "Advisor") serves as investment Advisor to each Fund (managing the assets and allocating portfolio transactions). For these services, the Advisor is paid an Advisory fee by each Fund, based on its average net assets. (See "Investment
Advisor").


How to Purchase Shares

Shares of each Fund are distributed by Lincoln Investment Planning, Inc., the Funds' Distributor, and selected dealers. The minimum initial investment is $1,000 and subsequent purchases must be at least $25. The Funds have a maximum sales load of 4.75%, except for The Rightime Fund, which has no sales load. The Funds each allow waivers of the sales load under certain circumstances. Accounts worth less than $1,000 may be subject to an annual maintenance fee. All the Funds bear a portion of the costs of distributing their shares. (See "How to Purchase Shares" and "Distribution of Shares").





How to Redeem Shares (Sell Shares)

Shares may be redeemed by each Fund (sold by a shareholder) at any time at the net asset value next determined after receipt of the request by the Fund at no charge. A shareholder may submit written instructions to the Fund, or the shareholder and/or their dealer representative may make telephone redemptions. Each Fund has the right to redeem accounts that are less than the minimum initial investment, currently $1,000, when the account is not brought up to the minimum after 90 days prior notice to the shareholder. The Fund also offers exchange privileges for shareholders and their dealer representatives. (See "How to Redeem Shares" and "How to Exchange Shares").





                                                               EXPENSE TABLE
                                                                                The           The            The
                                                                              Rightime      Rightime       Rightime        The
                                                                 The         Government       Blue          Social       Rightime
                                                               Rightime      Securities       Chip         Awareness      MidCap
                                                                 Fund           Fund          Fund            Fund         Fund
                                                              ----------     ----------     ----------     ----------   ---------
A.  Shareholder Transaction Expenses
       Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                     None           4.75%          4.75%          4.75%        4.75%
B. Annual Fund Operating Expenses
      (as a percentage of average net assets)
         Advisory Fees                                          0.50%           0.40%          0.50%          0.50%        0.50%
         12b-1 Fees (including Distribution Fees and
            0.25% Shareholder Servicing Fees)                   0.75%           0.25%          0.50%          0.50%        0.50%
         Other Expenses (including Administration
            Fees Paid to Affiliates)                            1.20%           1.50%          1.08%          1.42%        1.19%
                                                              ------          ------         ------         ------       ------
      Total Fund Operating Expenses                             2.45%           2.15%          2.08%          2.42%        2.19%
C. Example:
   You would pay the following expenses on a
   $1,000 investment assuming (1) 5% annual
   return; and (2) redemption at end of time period
      1 Year                                                    $ 25            $ 68           $ 68           $ 71         $ 69
      3 Years                                                   $ 76            $112           $110           $120         $113
      5 Years                                                   $131            $158           $154           $171         $160
      10 Years                                                  $279            $285           $278           $311         $289


The purpose of this table is to assist in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The fees incurred by The Rightime Social Awareness Fund and The Rightime MidCap Fund may be higher than those incurred by similar type funds. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

          FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

The following information for each of the periods, as indicated below, during the five year period ended October 31, 1996 has been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Funds' Annual Report to shareholders for the period ended October 31, 1996 and is incorporated by reference in this Prospectus.

                                      Net           Net Realized                  Distributions
Year             Net Asset         Investment      and Unrealized       Total        from Net
Ended              Value             Income         Gain (Loss)          from       Investment
October 31     Beg. of Period      (Loss)(a)       on Investments     Operations      Income)
----------     --------------     ------------     --------------     ----------     --------
The Rightime Fund
1996              $37.55            $ 1.14             $ 2.11           $ 3.25        $(0.77)
1995               35.50             (0.10)              7.21             7.11         (0.30)
1994               37.42              0.29              (0.49)           (0.20)           --
1993               34.70             (0.32)              5.47             5.15         (0.05)
1992               37.33              0.06               2.16             2.22         (0.17)
1991               31.82              0.16               7.43             7.59         (0.61)
1990               32.52              0.95              (1.30)           (0.36)        (0.35)
1989               31.86              0.05*              1.53             1.58         (0.04)
1988               34.35              0.25               1.90             2.15         (0.39)
1987               32.05              0.51               3.73             4.24            --
The Rightime Government Securities Fund
1996              $13.06            $ 0.52             $(0.32)          $ 0.20        $(0.61)
1995               12.93              0.68               0.08             0.76         (0.63)
1994               14.31              0.61              (1.34)           (0.73)        (0.65)
1993               13.16              0.66               1.21             1.87         (0.72)
1992               12.86              0.71               0.19             0.90         (0.60)
1991               12.63              0.82               0.17             0.99         (0.76)
1990               14.97              0.85              (1.85)           (1.00)        (0.88)
1989               13.61              0.95               1.10             2.05         (0.89)
1988               13.49              0.93               0.41             1.34         (1.02)
1987(1)            15.00              0.96              (1.62)           (0.66)        (0.85)
The Rightime Blue Chip Fund
1996              $32.84            $ 0.40             $ 3.52           $ 3.92        $(0.28)
1995               33.08              0.35               5.66             6.01         (0.46)
1994               33.14              0.39              (0.04)            0.35         (0.23)
1993               29.70              0.26               3.41             3.67         (0.23)
1992               28.22              0.25               1.55             1.80         (0.32)
1991               26.23              0.32               4.53             4.85         (0.55)
1990               27.24              0.44               0.34             0.78         (0.47)
1989               26.81              0.45               1.59             2.04         (1.61)
1988               25.28              1.66              (0.02)            1.66         (0.13)
1987(2)            25.00              0.28                 --             0.28            --
The Rightime Social Awareness Fund
1996              $32.37            $ 0.41             $ 3.88           $ 4.29         $  --
1995               26.84              0.08               5.91             5.99         (0.46)
1994               29.07              0.33              (0.72)           (0.39)           --
1993               29.64             (0.02)              1.76             1.74         (0.04)
1992               25.56              0.12               4.30             4.42         (0.23)
1991               22.29              0.16               3.51             3.67         (0.40)
1990(3)            25.00              0.32              (3.03)           (2.71)           --
The Rightime MidCap Fund
1996              $32.95            $ 0.49             $ 2.56           $ 3.05        $(0.14)
1995               28.44              0.26               5.25             5.51         (0.45)
1994               31.07              0.32              (0.78)           (0.46)           --
1993               27.08             (0.03)              4.80             4.77         (0.05)
1992(4)            25.00              0.03               2.07             2.10         (0.02)


FINANCIAL HIGHLIGHTS (CONTINUED)
               Distributions    Distributions
Year               from             from                              Net Asset
Ended            Realized          Paid-in           Total              Value             Total
October 31     Capital Gains      Capital(b)      Distributions      End of Period       Return(c)
----------     ------------     ------------     --------------     --------------     ----------
The Rightime Fund
1996               $(7.94)          $  --             $(8.71)            $32.09            8.96%
1995                (4.76)             --              (5.06)             37.55           23.38
1994                (1.72)             --              (1.72)             35.50           (0.48)
1993                (2.38)             --              (2.43)             37.42           15.49
1992                (4.68)             --              (4.85)             34.70            6.15
1991                (1.47)             --              (2.08)             37.33           25.21
1990                   --              --              (0.35)             31.82           (1.10)
1989                (0.78)          (0.10)             (0.92)             32.52            5.25
1988                (3.97)          (0.28)             (4.64)             31.86            6.37
1987                (1.94)             --              (1.94)             34.35           14.05
The Rightime Government Securities Fund
1996                $  --           $  --             $(0.61)            $12.65            1.48%
1995                   --              --              (0.63)             13.06            6.00
1994                   --              --              (0.65)             12.93           (5.15)
1993                   --              --              (0.72)             14.31           14.60
1992                   --              --              (0.60)             13.16            7.20
1991                   --              --              (0.76)             12.86            8.14
1990                (0.46)             --              (1.34)             12.63           (7.13)
1989                   --              --              (0.89)             14.97           15.38
1988                   --              --              (1.02)             13.81           10.32
1987(1)                --              --              (0.85)             13.49            2.30
The Rightime Blue Chip Fund
1996               $(4.60)          $  --             $(4.88)            $31.88           12.26%
1995                (5.79)             --              (6.25)             32.84           22.31
1994                (0.18)             --              (0.41)             33.08            1.06
1993                   --              --              (0.23)             33.14           12.41
1992                   --              --              (0.32)             29.70            6.41
1991                (2.31)             --              (2.86)             28.22           20.27
1990                (1.32)             --              (1.79)             26.23            2.68
1989                   --              --              (1.61)             27.24            8.42
1988                   --              --              (0.13)             26.81            6.50
1987(2)                --              --               0.00              25.28            1.12
The Rightime Social Awareness Fund
1996               $(7.57)          $  --             $(7.57)            $29.09           13.62%
1995                   --              --              (0.46)             32.37           22.70
1994                (1.84)             --              (1.84)             26.84           (1.27)
1993                (2.27)             --              (2.31)             29.07            5.82
1992                (0.11)             --              (0.34)             29.64           17.43
1991                   --              --              (0.40)             25.56           16.69
1990(3)                --              --               0.00              22.29          (10.84)
The Rightime MidCap Fund
1996               $(6.84)          $  --             $(6.98)            $29.02            9.65%
1995                (0.55)             --              (1.00)             32.95           20.07
1994                (2.17)             --              (2.17)             28.44           (1.38)
1993                (0.73)             --              (0.78)             31.07           17.93
1992(4)                --              --              (0.02)             27.08            8.40

(a) The Advisor reimbursed the respective Funds for a portion of the Funds' expenses during certain periods.
(b) Distributions from Paid-in Capital result from required distributions for federal excise tax purposes in excess of book income. The Rightime Fund's statement of changes in net assets and selected per share data for the year ended October 31, 1988 have been restated to reflect a reclass of the distribution from net investment income to a distribution from paid-in capital for the reason explained above.
(c)      Excludes sales charge.
*        Based on average monthly shares.

(1)      Inception of Fund was January 2, 1987.
(2)      Inception of Fund was July 22, 1987.
(3)      Inception of Fund was March 1, 1990.
(4)      Inception of Fund was November 11, 1991.

                                                     FINANCIAL HIGHLIGHTS
                                     (For a Share Outstanding Throughout the Period)

                                    Expenses to Average           Net Investment Income (Loss)
                                         Net Assets                   to Average Net Assets
                             -------------------------------     -------------------------------
         Net Assets at the      Before            After             Before            After         Portfolio      Commission
RATIOS     End of Period     Reimbursement     Reimbursement     Reimbursement     Reimbursement     Turnover     Rate Paid (#)
------     --------------    -------------     -------------     -------------     -------------     --------     -------------
The Rightime Fund
1996       $166,490,280          2.45%             2.45%             3.11%             3.11%           15.40%          --
1995        158,966,039          2.47              2.47             (0.27)            (0.27)            9.45           --
1994        149,207,566          2.51              2.51              0.78              0.78            11.50           --
1993        172,178,587          2.52              2.52             (0.83)            (0.83)            1.86           --
1992        170,955,840          2.56              2.56              0.15              0.15            72.63           --
1991        162,972,329          2.67              2.67              0.45              0.45           136.19           --
1990        134,295,952          2.67              2.67              1.52              1.52           383.38           --
1989        166,638,724          2.58              2.58              0.14              0.14           168.23           --
1988        284,923,878          2.58              2.58              0.53              0.53           187.25           --
1987        211,223,753          2.55              2.55              1.20              1.20           166.24           --
The Rightime Government Securities Fund
1996       $ 10,712,611          2.15%             2.15%             4.08%             4.08%          109.47%          --
1995         18,632,859          1.90              1.90              5.29              5.29            77.98           --
1994         25,746,377          1.90              1.90              4.62              4.62           216.70           --
1993         33,934,808          1.98              1.98              4.72              4.72           120.80           --
1992         30,312,806          2.03              2.03              5.53              5.53           126.25           --
1991         42,234,866          1.82              1.82              5.55              5.55           309.57           --
1990         49,625,703          1.85              1.85              6.32              6.32           420.13           --
1989         35,476,441          1.99              1.99              6.63              6.63           451.57           --
1988         14,152,947          2.07              1.60              6.11              6.58           476.12           --
1987(1)       8,409,503          1.89*             0.12*             6.71*             8.48*          111.45           --
The Rightime Blue Chip Fund
1996       $277,639,083          2.08%             2.08%             1.25%             1.25%            1.30%       $0.03
1995        249,619,271          2.17              2.17              1.13              1.13            17.52           --
1994        221,681,939          2.22              2.22              1.16              1.16             0.98           --
1993        223,687,834          2.16              2.16              0.72              0.72             1.97           --
1992        211,481,090          2.25              2.25              0.87              0.87               --           --
1991        187,307,234          2.27              2.27              1.30              1.30            34.07           --
1990        128,771,363          2.35              2.35              4.36              4.36           257.91           --
1989         94,493,124          2.38              2.38              2.32              2.32           232.92           --
1988         70,136,312          2.66              2.56              9.61              9.71         1,314.65           --
1987(2)      16,451,589          2.76*             2.08*             3.84*             4.52*              --           --
The Rightime Social Awareness Fund
1996       $  8,694,248          2.42%             2.42%             1.51%             1.51%           46.57%       $0.05
1995          7,378,063          2.75              2.75              0.32              0.32            36.49           --
1994          7,221,772          2.56              2.56              1.04              1.04            54.85           --
1993         10,556,506          2.40              2.40             (0.19)            (0.19)          238.52           --
1992          6,525,545          2.49              2.49              0.45              0.45           276.62           --
1991          5,770,249          2.88              2.88              0.63              0.63           247.22           --
1990(3)       5,491,349          2.85*             2.85*             2.36*             2.36*          734.44           --
The Rightime MidCap Fund
1996       $ 80,303,960          2.19%             2.19%             1.72%             1.72%            3.59%       $0.02
1995         75,086,295          2.19              2.19              0.84              0.84            24.67           --
1994         65,252,084          2.28              2.28              1.14              1.14             0.75           --
1993         62,124,470          2.28              2.28             (0.19)            (0.19)           38.79           --
1992(4)      31,311,779          2.34*             2.34*             0.17*             0.17*           35.10           --
-------------

* Annualized

(#) Average Commission Rate Paid shows the average cost per share paid by a Fund for trades of equity securities for which a commission was charged.
(1) Inception of Fund was January 2, 1987.
(2) Inception of Fund was July 22, 1987.
(3) Inception of Fund was March 1, 1990.
(4) Inception of Fund was November 11, 1991.

                          PERFORMANCE

Total return data may from time to time be included in advertisements about the Funds. "Total return" of a Fund refers to the average annual compounded rates of return over certain periods that would equate an initial amount invested at the beginning of a stated period from which the maximum sales load is deducted to the ending redeemable value of the investment. The Fund will provide total return for one, five and ten year periods, as well as from inception. Non-standardized total return quotations may also be presented for other periods, or to reflect voluntary expense limitations in effect for the Fund in question during the relevant period, or to reflect investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge, or which reflects any voluntary expense limitations, would be reduced if the maximum sales charge were used or Fund expenses were not voluntarily limited.

Each Fund may also include its yield, accompanied by its total return, in advertising and other written material. Yield will be computed by dividing the net investment income per share earned during a recent one-month period by the maximum offering price per share of the Fund (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.

The Funds may also compare their investment performance to appropriate market indexes such as the Standard & Poor's 500 Stock Index or the Standard & Poor's MidCap 400 Index and to appropriate mutual fund indexes such as the Lipper Growth Fund Index or the Lipper Flexible Portfolio Fund Index. The Funds may also advertise their ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

All data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund to other funds and other investment vehicles.

Additional information concerning performance of the Funds is contained in the Funds' Annual Report to shareholders and the Statement of Additional Information which may be obtained without charge.

             INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Fund are described below. The investment objective of a Fund may not be changed without the approval of a majority of the Funds outstanding voting securities. There can be no assurance that a Fund will achieve its objective.

The Rightime Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by concentrating (investing more than 25% of the value of its assets) in shares of other registered investment companies and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of investment companies (including money market mutual funds), cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk in either strategy.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to concentrate in a portfolio of shares which the Advisor believes will benefit from such a trend. The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. It is expected that such investment companies will generally invest more than 50% of their assets in common and/or preferred stocks. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio the Fund may invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, may make use of various hedging techniques or may hold its assets as cash.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve the Fund's objective by investing in the shares of money market funds and other types of investment companies, and investing up to 75% in cash equivalents and by retaining cash. In applying the conservative strategy to securities selection, a greater emphasis is placed in avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve a high total return during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as stocks, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and "Options and Futures").

The Fund, by investing in shares of investment companies, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the fund. Thus, the Fund's investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Fund attempts to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

The Fund must also structure its investments in other investment company shares to comply with certain provisions of federal securities laws. The presently applicable provisions impose limits on the amount of the investment of the Fund's assets, and those of its affiliates, in any investment company (3% of the total outstanding stock of any such company) and these laws and regulations also may adversely affect the operations of the Fund with respect to purchases or redemption of shares issued by an investment company. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as the Fund, in excess of 1% of its total assets per month.) Consequently, when the Fund is more heavily concentrated in small investment companies, it may not be able to readily dispose of such investment company shares and may be forced to redeem Fund shares in kind to redeeming shareholders by delivering shares of investment companies that are held in the Fund's portfolio. Although the Fund may be restricted in its ability to redeem, Fund shareholders who receive shares upon redemption are not so restricted. Applicable fundamental policies are reflected in the Fund's investment restrictions.

The Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, the Fund must consider other factors in the selection of the investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. The Fund may be affected by the losses of such underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. The Fund can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate.


The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.


The Rightime Blue Chip Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in Blue Chip securities ("Blue Chips"). Blue Chips include common stocks that are included in the Standard & Poor's 500 Stock Index (the "S & P 500"), a stock index of 500 common stocks that is a widely recognized index of stock market performance, and/or that is included in the Dow Jones Industrial Average Index of 30 common stocks (the "DJIA"), a widely recognized index of general stock market movement and options, stock index options, stock index futures and options on stock index futures, based on Blue Chip common stocks. At least 65% of the Fund's assets will usually, except when maintaining a temporary defensive position, be invested in Blue Chips, and up to 100% may be so invested. Such securities generally have the following characteristics:
(i) large capitalization (greater than $100 million); (ii) history of earnings and dividends; and (iii) large number of publicly held shares and high trading volume, resulting in a high degree of liquidity.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of Blue Chips, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not Blue Chips.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing up to 35% in securities other than Blue Chips, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and Options and Futures").


The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.


The Rightime MidCap Fund

The Fund's objective is to achieve for its investors a high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in securities of companies with medium-size market capitalization ("MidCaps"). The Fund generally considers a medium-size market capitalization to be between $200 million and $5 billion. Market capitalization means the total market value of a company's outstanding common stock. MidCaps include common stocks that are included in the Standard & Poor's MidCap 400 Index, an index of stock market performance of 400 stocks, and options, stock index options, stock index futures and options on stock index futures, based on MidCap common stocks. At least 65% of the Fund's assets will usually, except when maintaining a temporary defensive position, be invested in MidCaps, and up to 100% may be so invested. The securities of companies with medium-size market capitalization are traded on the New York Stock Exchange and the American Stock Exchange and in the over-the-counter market. Market capitalization does not necessarily bear any correlation to other financial attributes used to describe the size of the company, such as levels of assets, revenues or income. Investments in MidCaps are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Since MidCaps are not broadly traded as the securities of larger capitalized companies, they are often subject to wider and more abrupt fluctuations in market price. Moreover, these securities might not be as widely researched in the market. There have been prolonged periods when these securities have substantially underperformed or outperformed the securities of the larger capitalization companies included in the popular stock market indices such as the Dow Jones Industrial Average and the S & P 500.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of MidCap securities, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not MidCaps.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing up to 35% in securities other than MidCaps, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and Options and Futures").


The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.


The Rightime Social Awareness Fund

The Fund's objective is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. It seeks to achieve its objective by investing in securities of companies with prospects for above-average capital growth, companies which the Advisor believes demonstrate the ability to exceed the average of companies in the S & P 500. The Fund will attempt to invest in companies which, in the opinion of the Advisor, not only meet the Fund's investment standards, but also show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the quality of human life. This may include companies which conduct their business in a socially responsible manner with a demonstrable commitment to certain social issues or enterprises that make a significant contribution to society through their products and services and through the way they do business. The Fund generally seeks to invest in securities that the Advisor has determined are investments consistent with reasonable risk and offer prospects for above-average capital growth. The Fund will normally invest at least 65% of its total assets in securities of companies which satisfy the financial and social criteria described herein. The Fund will invest primarily in common stocks, but may also invest in securities convertible into common stocks, preferred stocks and other securities (as described below) selected by the Advisor generally on the basis of industry analysis, including analysis of underlying economic factors, financial characteristics and trends, securities prices and trends, sales, earnings, products or services, new technology and markets. The Fund generally invests in United States equity securities that are listed on securities exchanges or traded in the over-the-counter market. The Fund will invest in common stocks which offer prospects for growth and which may or may not pay current dividends. The Fund will invest in securities of well-known and established companies as well as smaller, less well-known companies that it believes have prospects for above-average capital growth. The Fund's investments in smaller, less well-known companies may involve greater risk than is inherent in securities of more established companies.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate growth of capital and other returns consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of stocks, cash equivalents (such as repurchase agreements), cash, stocks, bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon. The Fund is unable to predict what portion of its total return will consist of income, short-term capital gains or long-term capital gains. The Fund's pursuit of growth of capital is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an "aggressive strategy" to invest in a portfolio of securities which the Advisor believes will benefit from such a trend.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a "conservative strategy" to seek to achieve its objective by investing in securities such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on avoiding risk, consistent with the objective of the Fund. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an Aggressive Period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Their use may reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" and Options and Futures").

After determining that a prospective investment meets the financial criteria described above, the Advisor will seek to select securities for the Fund based upon an analysis of the relative social performance of the issuer. The Advisor will numerically rate the social performance of each issuer regarding specific social issues and rate the overall social performance of each issuer between 1 and 10, with 1 indicating the highest rating and 10 indicating the lowest. The Advisor considers information provided by various sources, including the issuers of securities, publicly disclosed corporate documents filed with federal agencies, and information provided by Kinder, Lydenberg, Domini & Co. ("KLD") and its Domini Social Index (the "DSI"). The DSI is a market capitalization-weighted common stock index which monitors the performance of 400 corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Stock Index, approximately 100 of the largest companies not included in the S & P 500 or companies providing industry representation, and 50 companies with particularly strong social characteristics. The Advisor may select companies listed in the DSI for investment, but is not limited to the selection of such companies.

The DSI was created to fill two primary needs:

(bullet) To create a diversified benchmark against which social investors can measure the investment performance of socially screened portfolios. The DSI is constructed to represent the broad market available to the social investor.

(bullet) To provide a resource for social investors wishing a broad index of companies in a variety of industries that pass commonly applied social screens.

The DSI uses a combination of exclusionary and qualitative social screens:

     Exclusionary screens:


 (bullet)     Eliminate companies that derive two percent or more of
             sales from military weapons systems; derive any revenues from the manufacture of alcoholic or tobacco products; or derive any revenues from the providing of gaming products or services; and


(bullet) Eliminate electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have an interest.

     Qualitative screens:

(bullet) Evaluate companies' records in areas such as diversity, employee relations, the environment, and product. KLD makes an effort to include companies with a positive record in these areas.

Investors should be aware that the Fund's social criteria may limit the availability of investment opportunities more than is customary with other investment companies. The Advisor may change the social criteria used to rate social performance of an issuer without prior notice or shareholder approval.


The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.


The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund

The Advisor will select securities for each Fund based upon an analysis of the expected contribution of the security to the Fund's investment objective. Equity securities (such as common and preferred stock) will be selected based upon the expected appreciation potential, income, and/or liquidity of the security. In selecting preferred stock, the Advisor does not rely upon published ratings of issuers, but may consider such ratings in making its recommendations. Debt securities (such as bonds or other obligations, including money market securities), will be selected after considering factors such as the interest rate and the soundness of the issuer. The Advisor does not rely upon published ratings of such issuers, but may consider such ratings in making its recommendations. Preferred stocks and debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard & Poor's Corporation, or in the opinion of the Advisor will be of comparable quality. Baa and BBB rated securities are considered to have speculative characteristics. Adverse economic conditions and changing circumstances are more likely to lead to a weakened capacity to pay principal and interest. In the event the rating on an issue held in a Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security.

The Funds also seek to protect the value of their investments in the Fund by temporarily foregoing the Fund's objective for protection and stability of its assets when volatile or abnormal market conditions are anticipated by the Advisor (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security.) This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

The Advisor will attempt to minimize market risk by the use of "market timing" concepts and procedures. Market timing involves the use of analytical techniques which seek to anticipate major market trends which, in the opinion of the Advisor, affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. There can be no assurance the Advisor will achieve timing consistently. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.

The Rightime Government Securities Fund

The Fund's objective is to achieve for its investors a high current income consistent with safety and liquidity of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"), investing in securities secured by Government Securities (such as repurchase agreements), and by engaging in transactions involving related options, futures and options on futures. The shares of the Fund are not issued by the U.S. Government, nor is the Fund's net asset value guaranteed by the U.S. Government.

Under normal circumstances at least 65% of the Fund's assets will be invested at all times in Government Securities, including such securities purchased on a delayed delivery basis, or repurchase agreements secured by such securities. Government Securities include:
(1) U.S. Treasury obligations, which differ only on their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less). U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. Generally, GNMA's are inversely affected by changes in interest rates, i.e., as interest rates decline, market value increases and as interest rates rise, market value declines. Consequently, GNMA's are subject to the risk of market price fluctuations. The Fund cannot "lock-in" long-term interest rates by purchasing such securities because the average life of the underlying mortgage instrument is likely to be substantially less than the original maturity. As a result of the need to reinvest prepayment of principal generally and the possibility of significant unscheduled prepayments resulting from decline in mortgage interest rates, the Fund may have to invest such assets at current rates which may be less favorable.

The Fund may also purchase U.S. Treasury securities that have been separated or divided by financial institutions and also receipts or certificates representing interests in such stripped debt obligations and coupons. Separated U.S. Treasury securities are sold under different names including: Certificate of Accrual on Treasury Securities, Treasury Receipts, Separated Trading of Registered Interest and Principal of Securities and Treasury Investment Growth Receipts.

The Fund may write covered call and put options and purchase call and put options on Government Securities in an effort to increase current income and to reduce fluctuations in net asset value. Consistent with the investment objective of recognizing safety and liquidity of principal, the Fund may protect against anticipated declines in the value of securities held or increases in the cost of securities to be acquired by hedging through purchase or sale of futures contracts on Government Securities and related options.

Depending on market conditions, the Fund may temporarily take a defensive position by investing a greater portion of its assets in cash, short-term Government Securities and related repurchase agreements or by otherwise reducing the general maturity of its portfolio.

Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate interest-bearing securities. To the extent the Fund purchases U.S. Obligations of medium term (maturities of one to ten years) or longer, the Fund's net asset value will vary inversely with changes in market interest rates. Consequently, investors in the Fund may be subject to more risk than other funds which do not purchase investments of medium term or longer. However, on an historical basis, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest.


The Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. See "Financial Highlights" for the actual rate. Depending on market conditions, the deviation may be material. In recent years, reduced volatility in the market place, and the availability of hedging instruments have enabled the Fund to operate with lower portfolio turnover rates, resulting in additional economic benefits. In the event of higher portfolio turnover, the Fund may incur higher brokerage costs and such portfolio turnover may result in greater realization of gains and losses for tax purposes.


                     OTHER INVESTMENT POLICIES

    The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap
             Fund, and The Rightime Social Awareness Fund

Hedging

Under certain conditions, each Fund may choose to restructure its investments in anticipation of market movement. This could involve the sale of investments owned by the Fund to secure gains or to avoid losses before an expected decline in the market reduces the market value of such securities.

In place of or to supplement such restructuring, each Fund may seek to protect itself from anticipated market action by using "hedging" techniques that the Fund expects will generate gains which would offset losses on other securities owned by the Fund. These hedging techniques could involve combinations of various techniques, such as the purchase or sale of stocks or the use of stock options, stock index options, stock index futures and options thereon to seek to achieve increases in the values of such options and futures which offset decreases in the values of other securities owned by the Fund. The Advisor would select the specific technique(s) based upon analysis of the Fund's portfolio, market conditions, relative costs and risks, tax effects and other factors. There can be variations between the relative movements of investments and hedge selected with respect to that investment. This may increase or decrease the gains or losses each Fund achieves by its hedging relative to its losses or gains on the hedged investments.

While the investment companies in which The Rightime Fund invests will generally not perform in exactly the same proportions as the indexes on which options or futures are available, the Advisor believes it can identify certain ratios reflecting relationships between the previous performance by such companies and the indexes on which the Fund will engage in options or futures transactions, and will attempt to allow for such differences in selecting its "hedging" investments. Because the Fund does not control the underlying investment company, an unexpected and unprecedented restructuring of the portfolio of an underlying investment company could have an unexpected, and possibly adverse, effect on the hedging efforts of the Advisor. If the Fund invested directly in a portfolio of operating companies its hedging efforts usually would not involve the risk of such an intervening level of hedging or defensive investments. This risk is present when the Fund invests in other investment companies, because each is separately managed by Advisors or officers who may also hedge simultaneously or take action which may render the Advisor's action ineffective or unsuccessful; the Fund benefits, in this respect, from the study of the prior records of, and the restrictions and limitations applicable to such companies, but is dependent upon the success or failure in these efforts of the Advisor.

Options and Futures

The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund may use stock options, stock index futures and options on such futures to "hedge" their portfolio investments. The following descriptions illustrate some of the techniques and risks involved in such hedging. Further information appears in the Statement of Additional Information.

Options:   Each Fund intends to purchase and/or write call and put
options that are traded on U.S. securities exchanges or over-the-counter. Each Fund seeks to enhance its objective by receiving premiums for writing covered call and put options. Although each Fund receives premium income from these techniques, any appreciation realized will be limited by the terms of the option. Each Fund may purchase call options to protect against an increase in the price of securities that it ultimately wants to buy. It may purchase put options to protect its portfolio securities against a decline in market value.

Stock Index Futures:   Each Fund intends to purchase and sell stock
index futures contracts. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks and/or investment company holdings that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks and/or investment company holdings that it intends to purchase.

Options on Stock Indexes and Stock Index Futures:   Each Fund intends to
purchase and/or write call and put options on Stock Indexes which are traded on U.S. exchanges. The Funds also intend to purchase and/or write call and put options on stock index futures which are traded on U.S. exchanges. Options on stock index futures are similar to options on stocks or options on stock indexes.

The selection of the foregoing techniques or any combination of them to be used at any particular time will depend upon an assessment of the relative implementation costs and the liquidity of the particular secondary market in which such options, stock index futures, and options on stock indexes and stock index futures are traded.

Risks of Transactions in Stock Options, Stock Index Options and Options
on Stock Index Futures:   An option position may be closed out only on
an exchange or with a dealer who provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit or allow the option to expire. The inability to close-out these options may result in a loss to the Fund. If exercised, the Fund would incur brokerage commissions upon the subsequent disposition of underlying securities acquired. It is the position of the Staff of the Securities and Exchange Commission that over-the-counter options are illiquid. An imperfect correlation exists between the options and securities being hedged. The success of any hedging position depends on the ability of the Advisor to predict stock and interest rate movement.

While the Funds have not adopted fundamental limitations on their futures or options activities, they must comply with certain requirements of the U.S. Securities and Exchange Commission and the Commodities Futures Trading Commission. For example, these provisions require that each Fund shall not purchase or sell any futures or puts or calls on futures if immediately thereafter the sum of the amount of the Fund's margin deposits (both initial and variation deposits) and premiums paid for outstanding puts and/or calls on futures would exceed 5% of the value of its total assets. (While the amount represented by such premiums or margin may be small, the value of the assets affected by options of futures may be large.) This limitation (or the others described below) could, however, change if regulatory provisions applicable to the Funds were to be changed.

The conditions with which each Fund will comply under the terms of the Rightime Fund, Inc. Exemptive Order include requirements that: (1) the Fund maintain liquid assets in the segregated custody of its Custodian Bank equal to the combined value of its additional obligations for futures and certain other investments; (2) the sum of specified premiums and margins will not exceed 5% of the Fund's market value when such investments are made; (3) the Fund will establish and maintain funds in FCM Accounts in its Custodian Bank as described in its Exemptive Application; and (4) the Fund will withdraw excess variation margin from its FCM Accounts as described in its Application.

Money Market Securities

The Funds may invest in money market securities, which include: marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities; domestic bank certificates of deposit; bankers' acceptances; prime commercial paper rated in the two highest categories by Moody's and Standard & Poor's Corp.; and repurchase agreements (secured by U.S. Treasury or agency obligations).

Under a repurchase agreement the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Fund to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management of the Funds acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

The Funds will select money market securities for investment when such securities offer a current market rate of return which the Advisor considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of creditworthiness set by the Advisor and described in the Statement of Additional Information.

            The Rightime Government Securities Fund

Futures Contracts and Options on Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities ("Futures Contracts") and may purchase and write options to buy or sell Futures Contracts ("Options on Futures Contracts"). These investment techniques will only be used by the Fund to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of Government Securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or Options on Futures Contracts or may realize a loss.

Options

The Fund may write (sell) "covered" put and call options on optionable Government Securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund during the term of the option at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund during the term of the option at a stated exercise price. Call options are "covered" when the Fund owns the underlying securities and put options are "covered" when the Fund has established a segregated account of cash and Government Securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security) in exchange for a combined premium on the two writing transactions. (See "Dividends, Distributions and Taxes" in the Statement of Additional Information for a discussion of the tax consequences of Straddle Writing.)

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options that may be written by an investor or group of investors acting in concert. It is possible in the future that the Fund and other investment companies or series of this company might be considered to be such a group. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

The Fund may also purchase listed or over-the-counter put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of Government Securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund. The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange as not readily marketable and therefore subject to the limitations set forth under "Investment Restrictions" below.

When-Issued Securities

When securities are offered on a "when-issued" basis, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, normally within one month. The Fund will establish a segregated account with the Custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature, be replaced with cash or other comparable securities or, if necessary, be sold on or before the settlement date. The Fund intends to purchase when-issued securities with the purpose of actually acquiring them, although they may be sold prior to the settlement date if a sale appears desirable for investment reasons. Securities purchased on a when-issued basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real and anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to additional risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself.

Lending of Securities and Short-Sales

The Fund may make loans of Government Securities in its portfolio to broker-dealers under contracts calling for collateral that will consist of either Government Securities (which may have different maturities) or cash. The Fund will continue to collect interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities). The Fund may pay fees in connection with securities loans. There may be risks of delay in receiving additional collateral, or risks of delay in recovery of the securities or even loss of rights of the collateral, should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing, and when, in the judgement of the Advisor, the fee which can be earned from such securities loan justifies the attendant risk. The Fund may also make short sales involving either securities held in the Fund's portfolio or securities which the Fund has the right to acquire without paying additional consideration, generally referred to as "short sales against the box." Such short sales involve the risk that if the Fund holds a right to acquire a security it sells short, it may have to go into the market to acquire the security for delivery if that security is not received pursuant to the right to acquire. The continued obligation to hold a security for delivery under the short sale can also cause the Fund's assets to be tied up in the security for the intervening period, when the Fund might otherwise determine not to use its assets in such fashion. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. (See "Dividends, Distributions and Taxes" in the Statement of Additional Information.)





                      INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the respective Funds to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information. Changes in values of a particular Fund's assets or the assets of the Company as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

  The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap
          Fund, and The Rightime Social Awareness Fund

Each Fund's investment restrictions specifically provide that the Fund will not:

(a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States government, its agencies or instrumentalities, or securities of other investment companies);

(b) purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class);

(c) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes as previously outlined in the section entitled "Investment Objectives and Policies";

(d) make loans of money or securities, except (1) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; or (2) by investment in repurchase agreements (see "Investment Objectives and Policies");

(e) invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Company or the Advisor owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company;

(f) borrow money, except the Fund may borrow from banks: (1) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets; or (2) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities in an amount up to 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments. Interest paid on borrowings will reduce net income;

(g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33-1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions; and,

(h) purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested (1) in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), (2) in securities for which there are no readily available market quotations, or (3) in repurchase agreements maturing in more than seven days.

                       The Rightime Fund

The Fund has also adopted these two additional investment restrictions. The Fund will not:

(i) invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company; and,

(j) invest in any investment company which itself does not qualify as a diversified investment company under the Internal Revenue Code.

             The Rightime Government Securities Fund

The Statement of Additional Information provides a listing of investment restrictions which govern the Fund's investment policies and a description of strategies which may be used by the Fund in managing its portfolio. Among other restrictions set forth therein, the Fund will not borrow money or pledge its assets except as a temporary measure for extraordinary or emergency purposes and not in excess of 33-1/3% of the value of the total assets of the Fund taken at lower of their market value or cost. If borrowings exceed 5% of the Fund's assets, the Fund will not purchase securities.





                         CAPITAL STOCK

The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock with a par value of $0.01 each. At the present time 50,000,000 shares have been allocated to The Rightime Fund, and 20,000,000 shares of stock have been allocated to each of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Funds do not have cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. The Funds' shareholders will vote together to elect directors and on other matters affecting the entire corporation, but will vote separately on matters affecting separate series. The Funds do not intend to hold annual meetings of shareholders. The Company will call a meeting of Shareholders, if requested to do so by the holders of at least 10% of the Company's outstanding shares, for the purpose of voting upon the question of removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                       BOARD OF DIRECTORS

The Board of Directors of the Company are fiduciaries for the Funds' shareholders and are governed by the law of the State of Maryland in this regard. They establish policy for the operation of the Funds, and appoint the Officers who conduct the daily business of the Funds.

                       INVESTMENT ADVISOR


The investments of each Fund are managed by Rightime Econometrics, Inc. (previously defined as the "Advisor"), 1095 Rydal Road, Rydal, PA 19046-1711, under an investment Advisory agreement (the "Advisory Agreement") which became effective as to the Funds on the following dates: The Rightime Fund, March 26, 1985; The Rightime Blue Chip Fund, July 1, 1987; The Rightime MidCap Fund, November 10, 1991; The Rightime Social Awareness Fund, March 1, 1990; and The Rightime Government Securities Fund, December 24, 1986. The Advisor has been providing investment management services to the Funds and to separately managed accounts since 1979 and currently has over $2 billion (including the Funds) in assets under management.


Pursuant to each Advisory Agreement, the Advisor will manage the assets of each Fund in accordance with the stated objective, policies and restrictions of the Fund (subject to the supervision of the Fund's Board of Directors and the Fund's officers.) The Advisor is responsible for selecting brokers and dealers (including, when appropriate, Lincoln Investment Planning, Inc. or other affiliated broker-dealers) to execute transactions for each Fund. The Board has also authorized the Advisor and the Company's officers to consider sales of Fund shares when allocating brokerage, subject to the policy of obtaining best price and execution of such transactions. The Advisor will also keep certain books and records in connection with its services to each Fund. The Advisor has also authorized any of its directors, officers and employees who have been elected as directors or officers of the Company to serve in the capacities in which they have been elected. Services furnished by the Advisor under each Advisory Agreement may be furnished through the medium of any such directors and officers.


As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of .50% of the average daily net assets of each of The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund, and .40% of the average daily net assets of The Rightime Government Securities Fund.



David J. Rights, the Chairman of the Board, President, and Treasurer of The Rightime Fund, Inc., has been the Portfolio Manager of each Fund since its inception. Mr. Rights is the President and owner of all of the voting common stock of the Advisor and has provided Lincoln Investment Planning, Inc. with investment research and related consulting services for over fourteen years directly or through a predecessor entity of the same name that merged into the Advisor.


                           ADMINISTRATOR

Each Fund has selected Rightime Administrators, Inc. (the "Administrator") to serve as the Administrator of the Fund. The Administrator, which is affiliated with the Advisor, is located at 218 Glenside Avenue, Wyncote, PA 19095-1595. The Administrator serves under an agreement (the "Administration Agreement") with the Company on behalf of each Fund, dated the same date as the respective Fund's Advisory Agreement. Each Administration Agreement provides that the Administrator will administer the Fund's affairs subject to the supervision of the Company's Board of Directors and, in connection therewith, furnish each Fund with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the Funds' Transfer Agent or Custodian. The Administrator has authorized any of its directors, officers or employees who are elected as directors or officers of the Company, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, with respect to each Fund. The Administrator has retained Lincoln Investment Planning, Inc., the distributor and transfer agent for each Fund, to provide certain accounting services and shareholder services for each Fund.

As compensation for its services, the Administrator receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of .95% for The Rightime Fund, .85% for each of The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund, and .75% for The Rightime Government Securities Fund. The Administrator will pay the fees of the Distributor for the accounting and shareholder services referred to in the previous paragraph.

                     DISTRIBUTION OF SHARES

Lincoln Investment Planning, Inc. (the "Distributor") is each Fund's distributor under a distribution agreement ("Distribution Agreement") dated the same as the respective Fund's Advisory and Administration Agreements. The Distributor promotes the distribution of the shares of Funds in accordance with the Distribution Agreements and terms of the distribution plan of each Fund (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act. The Distributor has retained RTE Securities, Inc., a separate broker-dealer firm, to provide consulting services and to assist with wholesaling activities for the Funds. David
J. Rights who is the Chairman of the Board, President and Treasurer of the Company is also the owner of RTE Securities, Inc., as well as a consultant for the Distributor. Edward S. Forst, Sr. who is a Director and the Vice-President and Secretary of the Company is also the Chairman of the Board of the Distributor, and is considered an "affiliated person" of the Funds under the Investment Company Act. The Distributor's offices are at 218 Glenside Avenue, Wyncote, PA 19095-1595.

The Plans provide for the use of Fund assets to pay expenses of distributing Fund shares. The Distribution Agreements and the Plans were each approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plan or any agreement related thereto, referred to herein as the "12b-1 Directors"). Each Fund's Plan and the agreements under each Plan may be different from, and will operate independently of, any plan adopted by any other series of the Company. Each Plan may be terminated at any time by the vote of the Company's Board of Directors or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Fund. While a Plan continues in effect, the selection of the 12b-1 Directors is committed to the discretion of such persons then in office.


As compensation for its services, the Distributor receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of .75% for The Rightime Fund, .50% for The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and .25% for The Rightime Government Securities Fund. The Plans provide that each Fund's costs may not exceed the annual rates listed above, for payments to the Distributor, sales representatives or third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund and for the printing of prospectuses sent to prospective investors. The Funds will not bear any distribution expenses in excess of their payments to the Distributor under the Plans at the rates set forth above.



The Plans do not limit the amounts paid to the Distributor by each Fund to amounts actually expended by the Distributor, and it is therefore possible for payments to the Distributor to exceed its expenses in a particular year. At the present time, however, the budgeted expenses of the Distributor, including commissions to its representatives and those of other dealers, will substantially exceed the payments under each Distribution Agreement. The Distributor will advance such amounts from its own resources. While the Distributor has advised the Funds it hopes to recover such "excess" payments through its normal fees in later years, the Funds are not legally obligated to repay such excess amounts or to continue the Plans or the Distribution Agreements for such purpose. Although the Plans may be amended by the Board of Directors, any change in a Plan that would materially increase the amounts authorized to be paid under the Plan must be approved by shareholders.


The total amounts paid by the Funds under the foregoing arrangements may not exceed the maximum Plan limit specified above, and the amounts and purposes of expenditures under the Plan must be reported to the 12b-1 Directors quarterly. The amounts allowable under the Plan for each of the Funds is limited by provisions complying with certain rules of the National Association of Securities Dealers. The 12b-1 Directors may require or approve changes in the implementation or operation of the Plans and may also require the total expenditures by each Fund under its Plan be kept within limits lower than the maximum amount permitted by the Plan as stated above. The 12b-1 Directors may terminate the Distribution Agreement in accordance with its terms on thirty days' notice.

                           CUSTODIAN

CoreStates Bank, NA, Philadelphia, Pennsylvania acts as the Custodian of the securities and cash of each Fund.

             TRANSFER AND DIVIDEND DISBURSING AGENT

The Company has selected Lincoln Investment Planning, Inc. to serve as its transfer agent, dividend disbursing agent, and as redemption agent. In the opinion of the Board of Directors, the fees charged by Lincoln Investment Planning, Inc. for these services are comparable to those charged by others for comparable services. The transfer agent's expenses will be monitored for reasonableness by the Board of Directors.

                      GENERAL OPERATIONS

Except as indicated above, each Fund is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor, Administrator, and the Distributor; (b) the fees and expenses of Directors who are not affiliated with the Advisor, the Administrator, or the Distributor; (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent; (d) the charges and expenses of the Company's legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes in connection with its securities transactions; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which each Fund is a member; (h) the cost of stock certificates representing shares of each Fund; (i) reimbursements of the organization expenses of each Fund; (j) the fees and expenses involved in registering and maintaining registration of the Company and the shares of each Fund with the U.S. Securities and Exchange Commission, paying notice filing fees to states in which Fund shares are sold, and the preparation and printing of the Company's registration statements and prospectuses; for such purposes; (k) allocable communication expenses with respect to investor services and all expenses of shareholders and directors meetings and of preparing, printing and mailing prospectuses and reports to shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business. Expenses which are identifiable to a specific Fund are charged to the appropriate Fund and general corporate expenses are allocated proportionately to each Fund based on relative net assets.

               DIVIDENDS, DISTRIBUTIONS AND TAXES


The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund will declare and pay annual dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments. The Rightime Government Securities Fund will declare and pay monthly dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. All Funds will distribute net realized gains, if any, once each year.


Expenses of the Funds, including the fees of the Advisor, the Administrator, and the Distributor, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the payable date, unless the shareholder has elected to receive the dividends and/or distributions in cash. An election may be changed at any time by notifying the Fund.

 Each of the Funds is qualified as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to continue such qualification in the future. Such qualification removes each Fund from any liability for federal income taxes upon the portion of its net investment income and net capital gains distributed to shareholders and makes federal income tax upon such distributed income and capital gains the sole responsibility of the shareholders. Continued qualification requires each Fund to distribute to its shareholders each year substantially all of its income and capital gains. The Code imposes a nondeductible, 4% excise tax on regulated investment companies that do not distribute to shareholders in each calendar year, an amount equal to: (i) 98% of its calendar year net investment income; (ii) 98% of its net capital gains for the one-year period ending October 31; and (iii) 100% of any undistributed net investment income or net capital gains from the prior year. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. Each Fund also proposes to comply with other requirements, such as:
(a) appropriate diversification of its portfolio of investments; (b) realization of 90% of annual gross income from dividends, interest, gains from sale of securities, or other "qualifying income;" and, (3) realization of less than 30% of gross income from gains on the sale or other disposition of securities held less than three months, unless such a policy would be disadvantageous to the Funds.

The Company is a series corporation. Each series of the Company (each
Fund) is treated as a separate entity for federal tax purposes. Any net capital gains recognized by a Fund will be distributed to its investors without need to offset (for federal tax purposes) such gains against any net capital losses of another series.

The sale of shares of a Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from a redemption or exchange of shares among the Funds. In calculating any gain or loss on a share exchange, investors should recognize that they must hold their shares within The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund for more than 90 days in order to take into account the sales load incurred on such shares (to the extent the otherwise applicable sales load on the shares received in the exchange is reduced or waived). Any amount of sales load not so taken into account is added to the tax basis of the shares received in the exchange.

Any dividend or distribution to a shareholder shortly after the purchase of a Fund's shares will have the effect of reducing the net asset value per share of such shares by the amount of the dividend or distribution. While such payment (whether made in cash or reinvested in shares) is in effect a return of capital, it may be subject to income taxes. Regardless of the length of time Fund shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such.

The dividends paid by The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund may qualify, in part, for the 70% dividends received deduction. Corporate shareholders should recognize that the shareholder must hold the shares of a Fund for more than 45 days to qualify any dividends (or portion thereof) for the dividends received deduction. The dividends paid by The Rightime Government Securities Fund will not qualify for such deduction. Each Fund will provide an information return to shareholders describing the Federal tax status of the dividends paid by the Fund during the preceding calendar year within 60 days after the end of each year as required by present tax law. Shareholders should consult their tax Advisors concerning the state and local taxation of such dividends, and the federal, state and local taxation of capital gain distributions. Dividends declared in October, November or December of any year to investors of record on any date in such month will be deemed to have been received by the investors and paid by the series on the earlier of:
(1) the date of payment; or (2) if paid after December 31, on December 31, provided such dividends are paid before February 1 of the following year.

In accordance with the Internal Revenue Code, each Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service, if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a taxpayer identification number altogether, if the shareholder fails to make a required certification, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from an investor's account. Certain entities, such as certain types of trusts, may be exempt from this withholding provided they file an appropriate exemption certificate with the Fund.

    DETERMINATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

Orders for purchases are effected at the offering price next calculated by each Fund after receipt of the order by the Fund's Transfer Agent. The public offering price consists of the net asset value per share next calculated plus any applicable sales load. The offering price and the net asset value of a Fund share are determined as of the close of regular trading on each day the New York Stock Exchange (the "NYSE") is open. The net asset value is determined by dividing the value of each Fund's securities, plus any cash and other assets, less liabilities, by the number of shares outstanding. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining the net asset value.

The Rightime Fund will value redeemable securities issued by open-end investment companies using their respective net asset values determined at the close of the NYSE. All Funds will value a portfolio security listed on a securities exchange at the last sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market will be valued at the last reported bid price in the market on that day, if any. Stock options, stock index options or options on stock index futures traded on national security exchanges are valued at the close of option trading on such exchanges. Stock index futures which are traded on commodities exchanges are valued at the last transaction price as of the close of regular trading of the particular exchange on each day that exchange is open. The value of assets held in The Rightime Government Securities Fund may be determined on the basis of market values or valuations furnished by a pricing service, as described in the Statement of Additional Information. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by the Board of Directors.

Money market securities with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than 60 days remaining to maturity, it may be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such a date.

                      HOW TO PURCHASE SHARES


Each Fund offers its shares for sale to the public through its Distributor or through any dealer or financial institution ("dealers") that has a dealers' agreement with the Distributor. The minimum initial investment for each Fund is $1,000 and each subsequent investment must be not less than $25. Each Fund may waive these minimums for qualified tax sheltered retirement plans. Orders for purchases are effected at the offering price next calculated by each Fund after receipt of the order by the Fund's Distributor. (See "Determination of Net Asset Value and Public Offering Price"). Shares of The Rightime Fund are purchased at the net asset value without any sales charge. Shares of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund are purchased at the offering price which reflects a maximum sales load of 4.75%. Lower sales loads apply for larger purchases. See table below.






                                                                  Sales Load as % of
                                                 Offering              Amount            Dealer's
Amount of Purchase                                 Price              Invested          Concession*
----------------------------                  --------------       --------------     ----------------
Less than $50,000                                   4.75%                4.99%              4.25%
$50,000 but under $100,000                          3.75                 3.90               3.35
$100,000 but under $500,000                         2.75                 2.83               2.45
$500,000 but under $1,000,000                       1.75                 1.80               1.55
$1,000,000 but under $2,000,000                     0.75                 0.76               0.65

For amounts of $2 million or more there is no sales load.


* In some circumstances, the Distributor may allow a larger percentage of the sales load to dealers. Such dealers may have additional responsibilities under the federal securities laws.

--------------------------------------------


Each Fund must be notified when a sale takes place that would qualify for the reduced sales load on the basis of previous purchases and current purchases. The reduced sales load will be granted upon confirmation of the shareholder's holdings by the Fund.



Shareholders of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund may reduce their sales load by signing a Letter of Intent, that permits purchases over a 13-month period to obtain a reduced sales load. They may also combine shares in their Rightime Blue Chip Fund, Rightime MidCap Fund, Rightime Social Awareness Fund, and/or Rightime Government Securities Fund accounts for Rights of Accumulation to provide a reduced sales load on new purchases. Rights of Accumulation are applicable to purchases made at one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or a single fiduciary account (including an employee benefit plan qualified under Section 401 of the Internal Revenue Code).


Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it, together with a check payable to The Rightime Fund, Inc. to:

Rightime Fund Quick Mail              The Rightime Family of Funds
P.O. Box 13813                OR      218 Glenside Avenue
Philadelphia, PA 19101-3813           Wyncote, PA 19095-1595
(Regular Mail)                        (Overnight Mail)

Subsequent investments to existing accounts may be made at any time using the address above. Mail orders should include, when possible, the "Invest By Mail" stub from your previous confirmation statement. It is important that your account number be referenced with all subsequent purchases or correspondence.


Shareholders who want to invest regularly may participate in the Automatic Investing Plan. This plan allows you to buy shares ($25 minimum) through pre-authorized withdrawals from your bank account. These investments are made on the 15th day of each month or the next business day thereafter.







For information on purchasing shares by wire and the issuance of stock certificates, please contact the Fund at (800) 866-9393.


The Company reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the best interest of the Fund; and, (iii) to reduce or waive the minimum for initial and subsequent investments as set forth above.


The Company reserves the right to charge a $15 annual maintenance fee to accounts which have no new purchase during a calendar year (excluding reinvestment of dividends and capital gains), and which have balances that remain below $1,000 during the last six months of such calendar year. Prior to deducting the fee, the Fund will provide 90 days notice to the shareholder, during which the shareholder may increase their account balance to $1,000 to avoid any fee. The Fund will not charge a fee if an account balance is worth less than $1,000 solely as a result of a market decline or sales load or if the account is actively participating in a systematic withdrawal plan.



Waiver of Sales Loads

The sales loads will not apply to purchases of The Rightime Blue Chip Fund, The Rightime MidCap Fund, The Rightime Social Awareness Fund, and The Rightime Government Securities Fund in the following circumstances provided that the Funds are notified at the time of purchase:

(bullet) shares acquired through dividend or capital gain reinvestment from any series of The Rightime Fund, Inc.;

(bullet) shares acquired by the officers, directors and employees of Rightime Econometrics, Inc., Lincoln Investment
             Planning, Inc., and The Rightime Fund, Inc.;

(bullet) shares acquired by any pension, profit-sharing or qualified retirement plan of Rightime Econometrics, Inc. and Lincoln Investment Planning, Inc.;

(bullet) shares acquired by registered representatives of dealers who have entered into dealers' agreements with the Distributor;

(bullet) shares acquired by certain family members of any such individual and their spouses identified above and cer-tain trusts, pension, profit-sharing or qualified retirement plan for the sole benefit of such persons;

(bullet) shares acquired and paid for with the proceeds from a Teacher's Insurance Annuity Association (TIAA) or
             College Retirement Equity Fund (CREF) account, and ongoing retirement plan investments after a TIAA-CREF transfer is received;

(bullet) shares acquired and paid for with the proceeds from accounts of employees of organizations who have or had a contract or agreement with TIAA or CREF, and ongoing retirement plan investments after the transfer is received;

(bullet) shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund when the assets were managed by an outside investment Advisor or market timer for a minimum of one year;
             and

(bullet) shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund or insurance company which had previously incurred an initial sales charge or contingent deferred sales charge provided the assets maintain dealer or registered representative continuity. To qualify for this waiver the Fund may require evidence of the previously incurred charges.


                     HOW TO REDEEM SHARES


Shareholders may redeem their shares of the Funds without charge on any day that the Funds calculate their net asset values (see "Determination of Net Asset Value and Public Offering Price"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the requirements described below. The Funds normally send redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven days of receipt of a redemption request in proper form or within such earlier period as required under applicable law. Any redemption proceeds may be reinvested in the Fund at net asset value without any sales charges within 90 days of the redemption date.



A written redemption request to the Fund must: (i) identify the shareholder's Fund and account number; (ii) state the dollar amount or number of shares to be redeemed; and (iii) include the signatures of all registered owners exactly as the account is registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Fund together with the redemption request. A redemption request must be accompanied by a signature guarantee for the following:


(bullet)     amounts in excess of $25,000;

(bullet) if the proceeds are to be made payable to other than the registered owner(s); or

(bullet) if the proceeds are to be sent elsewhere than the address of record.

A signature guarantee verifies the authenticity of the shareholder's signature(s) and may be obtained from an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker or dealer, registered securities association or clearing agency. A notarized signature is not sufficient.

The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

Delivery of the proceeds of a redemption of shares purchased and paid for by check or shares purchased by the automatic investing plan shortly before the receipt of the redemption request may be delayed until the Fund determines that its Custodian Bank has completed collection of the funds. This may take up to 15 days. The Board of Directors may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (i) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or such Exchange is closed for other than weekends and holidays; (ii) the Commission has by order permitted such suspension; or (iii) an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Fund are not reasonably practicable.


Shareholders and their dealer representatives are permitted to redeem shares by telephone. Shareholders who establish new accounts subsequent to the date of this prospectus by completing and returning a signed application will automatically receive telephone redemption privileges for themselves and their dealer representatives listed on the Fund's records, unless the shareholder waives telephone redemption privileges for their dealer representative or entirely by checking the appropriate box on the application. Existing shareholders will have their accounts converted to this telephone redemption privilege on the date of this prospectus and must notify the Fund in writing or by telephone if they wish to waive any portion of this privilege.



To redeem shares of your account by telephone, please call the Fund at
(800) 866-9393. Telephone redemptions:


(bullet) are not available on certain retirement accounts, such as 403(b)(7) accounts;

(bullet) are not available within 15 days of changing the address of record on an account;

(bullet)     may not exceed $25,000 in any 15-day period;

(bullet) must be payable to the registered owner(s) and mailed to the address of record or wired to the bank account designated on record at the Fund;

(bullet) may not be available on shares purchased by check or automatic investing plan within 15 days of the telephone redemption request; and

(bullet) are not available on outstanding shares issued in certificate form.


The Funds' Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the shareholder and/or their dealer representative to provide personal or other identifying information. These calls will also be recorded. For the protection of the shareholder and the Fund, a transaction may be delayed or not implemented if the Funds' Transfer Agent is not reasonably satisfied that the telephone instructions are genuine. Neither a Fund nor its Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent may cancel the telephone redemption privilege at any time without prior notice.


If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in kind of securities from the portfolio of the Fund. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets into cash.


Each Fund reserves the right to redeem a shareholder's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to such redemption.) The Fund will advise the shareholder of such intention in writing at least 90 days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not redeem a shareholder's account that is worth less than $1,000 solely as a result of a market decline, or if the account is actively participating in a systematic withdrawal plan. The Fund will not redeem a shareholder's account that has been charged an annual maintenance fee within the current calendar year (see "How To Purchase Shares").



Shareholders of a Fund worth at least $5,000 can open a Systematic Withdrawal Plan. They can arrange to withdraw a specific dollar amount (at least $25) on a monthly, quarterly, semiannual, or annual basis. Interested shareholders may contact the Fund for instructions on how to establish a systematic withdrawal plan.



                   HOW TO EXCHANGE SHARES



Shareholders of a Fund that has a sales load are permitted to exchange all or part of their shares into any Fund in the Rightime Family of Funds at net asset value, in states where shares of the Fund being acquired can be sold. Shareholders of a Fund that does not have a sales load, who previously incurred a sales load in connection with the purchase of shares, which were subsequently exchanged into the Fund with no sales load, may exchange a dollar amount equal to the current value of such shares into another Fund at net asset value. No fees are charged for the exchange privilege. Exchanges will be effected at the net asset price or public offering price next determined after the receipt of the exchange request. Exchange instructions may be in writing or by telephone. Written exchange requests should be mailed to the Fund's address listed in "How to Purchase Shares."



Telephone exchange requests may be made by calling the Fund at (800) 866-9393. Shareholders and their dealer representatives automatically receive the telephone exchange privilege, unless the shareholder waives the privilege for their dealer representative or entirely by checking the appropriate box on the application or by calling the Fund at the above telephone number. Telephone exchanges will be processed for authorized accounts as long as proper identification is given by the shareholder or dealer representative at the time of the exchange. Shares issued in certificate form may not be exchanged by telephone.


Shareholders of a Fund may exchange their shares into and from a designated money market portfolio organized and managed independently of the Funds.

An exchange, for tax purposes, constitutes the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. See "Dividends, Distributions and Taxes."

The exchange privilege is subject to termination and its terms are subject to change without notice to shareholders.


                         SPECIAL PLANS



Each Fund also offers its shares for use in certain Tax-Sheltered Plans (such as IRA and 403(b)(7) plans) and Withdrawal Plans. Information on these Plans is available from the Fund's Distributor or by reviewing the Statement of Additional Information.



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THE RIGHTIME FUND, INC.

ADMINISTRATOR
Rightime Administrators, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

INVESTMENT ADVISOR
Rightime Econometrics, Inc.
1095 Rydal Road
Rydal, PA 19046-1711

DISTRIBUTOR
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

CUSTODIAN
CoreStates Bank, NA
Broad & Chestnut Sts.
Philadelphia, PA 19101-7618

TRANSFER AGENT
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

Mailing Address
Rightime Fund Quick Mail
P.O. Box 13813
Philadelphia, PA 19101-3813

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102-1544

Table of Contents
Expense Table                                3
Financial Highlights                         4
Performance                                  6
Investment Objectives
and Policies                                 6
Other Investment Policies                   13
Investment Restrictions                     17
Capital Stock                               18
Board of Directors                          18
Investment Advisor                          18
Administrator                               19
Distribution of Shares                      19
Custodian                                   20
Transfer and Dividend Disbursing
Agent                                       20
General Operations                          21
Dividends, Distributions and Taxes          21
Determination of Net Asset Value
and Public Offering Price                   22
How to Purchase Shares                      23
How to Redeem Shares                        25
How to Exchange Shares                      26
Special Plans                               27



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